THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM product suite, Lincoln ChoicePlusSM II product suite,
Lincoln ChoicePlus AssuranceSM (A-Share), Lincoln ChoicePlus AssuranceSM (B-Share),
Lincoln ChoicePlus AssuranceSM (C-Share), Lincoln ChoicePlus AssuranceSM (L-Share),
Lincoln ChoicePlus AssuranceSM (Bonus), Lincoln ChoicePlus AssuranceSM Series,
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Rollover, Lincoln ChoicePlusSM Signature,
Lincoln InvestmentSolutionsSM

Supplement dated August 10, 2026 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2026

This Supplement updates Appendix B – Investment Requirements information contained in the above-mentioned summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus (the “Prospectus”) filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the Prospectus, according to which Living Benefit Rider you own and when you elected that Living Benefit Rider. Please refer to your Prospectus to determine if you are subject to Investment Requirements. The change outlined below is effective for August 17, 2026, and is in addition to the existing Investment Requirements in your Prospectus. All other provisions of Investment Requirements remain unchanged.

The Calamos U.S. Equity Autocallable VIP Fund is not available under any Investment Requirements described in the Prospectus.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.